UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2015

CROSSROADS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15331	74-2846643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11000 North Mo-Pac Expressway

Austin, Texas 78759
(Address of principal executive offices)

(512) 349-0300
Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Description of Placement Agency Agreement for Registered Direct Offering

On January 27, 2015, Crossroads Systems, Inc. (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC (“Roth”) and Northland Securities, Inc. (“Northland”, and together with Roth, the “Placement Agents”) for the issuance and sale in a registered direct offering (the “Offering”) of up to 3,071,739 units (the “Units”) to certain investors (the “Investors”), at a purchase price of $2.30 per Unit for net proceeds of approximately $7,065,000 before expenses. The Offering is being made pursuant to a prospectus supplement dated as of January 27, 2015 filed with the Securities and Exchange Commission and a shelf registration statement on Form S-3 (File No. 333-196379), which became effective on July 2, 2014. Affiliates of Lone Star Value Management, LLC (“Lone Star”), of which our Chairman serves as a managing member, purchased $805,000 of Units. The Offering was negotiated and approved by a special committee of the Board of Directors.

Each Unit consists of one share of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), and one warrant to purchase one half of a share of Common Stock, at an exercise price of $2.76 per whole share (the “Investor Warrants”). The Company expects to use the net proceeds of the Offering to continue to fund the monetization of its intellectual property portfolio, including the costs of ongoing litigation and other proceedings. The Company may also use a portion of the net proceeds to enhance liquidity and operational flexibility, including repaying all or a portion of its existing indebtedness and certain other obligations under its credit agreement with an affiliate of Fortress Investment Group.

Pursuant to the Placement Agency Agreement, the Company has agreed (i) to pay the Placement Agents an aggregate cash placement fee equal to 6.6% of the gross proceeds in the Offering, and (ii) to sell to each of the Placement Agents, for a purchase price of $25 each, warrants to purchase, in the aggregate, 122,890 shares of Common Stock at an exercise price of $2.76 per share (the “Agent Warrants” and collectively with the Investor Warrants, the “Warrants”). The Company has also agreed to reimburse the Placement Agents for reasonable out-of-pocket expenses, including (i) the reasonable fees and disbursements of legal counsel retained by the Placement Agents, incurred by them in connection with the offering, up to an aggregate of $215,000 plus (ii) other accountable expenses of the Placement Agents incurred by them in connection with the offering, up to an additional $35,000.

Subscription Agreements

Subject to the terms and conditions of a Subscription Agreement by and between the Company and each of the Investors (collectively, the “Subscription Agreements”), at the closing the Investors will purchase, and the Company will sell and issue, the Units. Each of the Company and the Investors made customary representations and warranties and does not have indemnification.

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Common Stock and Warrants

Pursuant to the Subscription Agreements, the Company expects to issue to the Investors an aggregate of 3,071,739 shares of Common Stock and Warrants to purchase an aggregate of 1,535,870 shares of Common Stock.

The Warrants are exercisable for a period starting on the date that is six months following the closing date of the Offering, and will expire on the fifth anniversary of the closing date of the Offering. The right of holders of Warrants to exercise Warrants for Common Stock will be subject to a beneficial ownership limitation of (i) 4.99% during any period of time in which an Investor’s beneficial ownership of Common Stock is less than 5% (the “4.99% Limitation”), unless the 4.99% Limitation is waived by the Company’s Board of Directors with respect to such holder after at least 61 days following a request from the holder, (ii) 9.99% during any period of time in which such holder’s beneficial ownership of Common Stock is less than 10% (the “9.99% Limitation”) and (iii) 19.99% at all times (the “19.99% Limitation”). The 9.99% Limitation may be increased or decreased by a holder of Warrants to any percentage not in excess of 19.99% after providing sixty-one (61) days’ advance notice of such increase or decrease to the Company. The 19.99% Limitation cannot be waived. If a Warrant is exercisable and there is no effective registration statement registering, or no current prospectus available for, the resale of, the Warrant Shares, then a Warrant may also be exercised at such time by means of a “cashless exercise,” determined according to the terms of the Warrant, except for in the case of the Agent Warrants, which may be exercised by means of a “cashless exercise” at any time such warrant is exercisable. The Warrants contain customary protection for stock splits, combinations and the like.

The foregoing descriptions of the Placement Agency Agreement, Subscription Agreements, the Warrants and the transactions contemplated therein are qualified in their entirety by reference to the full text of such agreements and instruments, which are filed as Exhibits herewith. Such agreements and instruments are not intended to provide any other factual information about the Company. The transaction documents contain certain representations, warranties and indemnifications resulting from any breach of such representations or warranties. Investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts because they are made only as of the respective dates of such documents. In addition, information concerning the subject matter of the representations and warranties may change after the respective dates of such documents, and such subsequent information may not be fully reflected in the Company’s public disclosures.

The legal opinion of Andrews Kurth LLP relating to the legality of the issuance and sale of the Units is attached as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the laws of such jurisdiction.

Item 8.01 Other Events.

On January 27, 2015, the Company issued a press release announcing the pricing of the Offering, which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

__________________________________________

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Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that relate to future events regarding the Company including, but not limited to, statements related to the closing of the Offering described above, the satisfaction of closing conditions to the Offering and the filing or effectiveness of registration statements with respect to the offering and sale of Company securities by the Company or by Investors in the Offering. The Company may not sell all of the Units offered for sale. The forward-looking statements included herein involve known and unknown risks, uncertainties and other factors including the Company’s ability to maintain effectiveness of a registration statement and the timing associated therewith, the Company’s future financial and operational performance and the impact of such performance on stockholders’ equity, capital market conditions generally as well as other matters disclosed in the Company’s Annual Report on Form 10-K for the year ended October 31, 2014 and its other filings with the Securities and Exchange Commission. Such risks may cause the Company’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements.

Forward-looking statements in this Current Report on Form 8-K are based on management's beliefs and opinions at the time the statements are made. The Company does not intend, and undertakes no duty, to update this information to reflect future events or circumstances except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

1.1	Placement Agency Agreement, dated January 27, 2015, by and among Crossroads Systems, Inc., Roth Capital Partners, LLC and Northland Securities, Inc.

4.1	Form of Common Stock Purchase Warrant in favor of the Holders in the January 2015 registered direct offering.

4.2	Form of Common Stock Purchase Warrant in favor of the Placement Agents in the January 2015 registered direct offering.

5.1	Opinion of Andrews Kurth LLP, as counsel to Crossroads Systems, Inc.

10.1	Form of Subscription Agreement by and among Crossroads Systems, Inc. and the Investors party thereto.

23.1	Consent of Andrews Kurth LLP, as counsel to Crossroads Systems, Inc. (included in Exhibit 5.1).

99.1	Press release issued on January 27, 2015 announcing the transactions described herein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS SYSTEMS, INC.

Date: January 30, 2015	By:	/s/ Jennifer Crane
Name: Jennifer Crane Title: Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agency Agreement, dated January 27, 2015, by and among Crossroads Systems, Inc., Roth Capital Partners, LLC and Northland Securities, Inc.

4.1	Form of Common Stock Purchase Warrant in favor of the Holders in the January 2015 registered direct offering.

4.2	Form of Common Stock Purchase Warrant in favor of the Placement Agents in the January 2015 registered direct offering.

5.1	Opinion of Andrews Kurth LLP, as counsel to Crossroads Systems, Inc.

10.1	Form of Subscription Agreement by and among Crossroads Systems, Inc. and the Investors party thereto.

23.1	Consent of Andrews Kurth LLP, as counsel to Crossroads Systems, Inc. (included in Exhibit 5.1).

99.1	Press release issued on January 27, 2015 announcing the transactions described herein.